Restricted investments	12 Months Ended
Dec. 31, 2018
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Restricted investments
8.	Restricted investments

Restricted financial investments are comprised of deposits to guarantee some of our stand-by letters of credit for aircraft operating lease and some loans (FINEM to purchase aircraft, engines and equipment). These investments were managed within the business model of receiving contractual payments over a life time, which was classified as cost amortized, which were invested in floating rate CDBs – Bank Certificate Deposits and DI – Investments linked to the Interbank Deposit interest rate. On December 31, 2017, the return on these investments varieds from 100% to 101% of the CDI rate.